UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-9142

THE NAVELLIER PERFORMANCE FUNDS
One East Liberty, Third Floor
Reno Nevada 89501
1-800-887-8671

Agent for Service:
SAMUEL KORNHAUSER
155 Jackson Street, Suite 1807
San Francisco, California 94111

Registrant’s telephone number, including area code: (800) 887-8671

Date of Fiscal Year End: December 31, 2009

Date of Reporting Period: Dec. 31, 2009

Item 1. Reports to Stockholders

Navellier Performance Funds

2009 ANNUAL REPORT

Fundamental ‘A’ Portfolio

ANNUAL REPORT, December 31, 2009
Navellier Performance Funds
One East Liberty, Third Floor
Reno, NV 89501
(800) 887-8671
www.navellier.com

Dear Shareholder,

The year 2009 was the best performing year since the inception of the Navellier Fundamental ‘A’ Fund. For the year, the fund returned 34.36% while the benchmark Russell 3000 Index advanced by 28.34%. The materials and consumer staples sectors offered the greatest contribution to the positive returns for the year while the healthcare and financials sectors

Comparison of the Change in Value of a $10,000 Investment in Fundamental ‘A’ Portfolio and the Russell 3000 Index were weaker performers. We have found that fundamental factors such as earnings momentum, earnings surprises, operating margins, and return on equity appear to be working particularly well in the current market environment.

Specifically, when comparing the fundamentals of the fund against the benchmark the difference is striking. Consider as of year-end, that average return on assets for the stocks in the fund was 14.77% while the benchmark average is just 5.29%. In addition, the average return on equity was 28.26% for the fund and 13.71% for the benchmark. Also, the forward three to five year earnings growth rate stands at 17.98% compared to the benchmark estimate of 11.06%. Thus, we feel the fund is well positioned to continue to benefit from advances in high quality stocks.

Fundamental ‘A’ Portfolio

Total Returns
for Periods Ended		Russell
December 31, 2009*	Fund	3000
One Year	34.36%	28.34%
Since Inception**	(2.06)%	1.78%
Value of a $10,000 investment over Life of Fund**	$ 9,075	$ 10,858

* The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is not predictive of future performance.
** Inception May 2, 2005
Gross Expense Ratio 4.54%
Net Expense Ratio 1.49%

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Funds’ current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the last month-end, within 7 business days, at www.navellier.com.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Navellier & Associates, Inc., the Investment Adviser to the Navellier Funds, voluntarily waived reimbursement of a portion of all the portfolio’s administration and other operating expenses for year ended December 31, 2009. The Investment Adviser has voluntarily agreed to a future partial waiver of reimbursement for the fiscal year ended December 31, 2010 so that the Net Total Annual Portfolio Operating Expenses for 2010 do not exceed the net operating expenses listed for 2009.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 3000 Index (“Index”). The Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Navellier Funds are distributed through BHIL Distributors, Inc. Member FINRA.

NAVELLIER PERFORMANCE FUNDS

As 2009 has shown, the fund is benefiting from a flight to quality that commenced on September 1st. Our latest research of the fundamental factors confirmed that the stocks highlighted in our model appear to be working better than ever, especially the top 10% of stocks in our respective fundamental stock selection models. It is also exciting that upcoming earnings announcements should be spectacular and may be the strongest in decades. The U.S. economy in the fourth quarter appears to be in a V-shaped economic recovery with surprising healthy retail sales plus robust business spending. Inventory rebuilding should also help the U.S. economy post steady growth well into 2010. Additionally, the recent rise in temporary jobs is a good omen that eventually the U.S. economy will start to create more jobs.

In addition, consumer confidence is now improving and will likely continue to dramatically improve as the job market improves in the coming months. Business confidence is also improving immensely. Interestingly, even the federal government’s massive budget deficit can be construed as good news since it weakens the U.S. dollar, which creates windfall profits for our multi-national stocks. The combination of consumer spending and improving business conditions is beginning to reignite the U.S. economy.

As we move into 2010, with robust GDP growth brewing in the fourth quarter, we expect that continued good news should reveal itself over coming quarters due to a legitimate economic recovery, plus extremely favorable year-over-year comparisons. In addition, the weak U.S. dollar in the past several months has helped boost corporate profits of multinational stocks but is also making the U.S. more competitive. The U.S. is also in the midst of a productivity boom that we believe is fueling corporate profits. As a result, it is hard for us to not be optimistic as to the prospects for the market in 2010.

Sincerely,

LOUIS G. NAVELLIER
Chief Investment Officer/CEO

ARJEN KUYPER
President/COO

SHAWN PRICE
Portfolio Manager

NAVELLIER PERFORMANCE FUNDS
PORTFOLIO OF INVESTMENTS
Fundamental ‘A’ Portfolio	December 31, 2009

Sector Weightings*:

Shares		Market Value
COMMON STOCKS - 96.0%
Consumer Discretionary - 16.5%
10,765	Aéropostale, Inc.*	$366,548
18,100	CarMax, Inc.*	438,925
9,904	Carter’s, Inc.*	259,980
5,955	Dollar Tree, Inc.*	287,627
10,225	Fuqi International, Inc.*	183,539
10,275	Papa John’s International, Inc.*	240,024
1,800	priceline.com, Inc.*	393,300
		2,169,943
Consumer Staples - 10.0%
36,520	Del Monte Foods Co.	414,137
6,305	Lancaster Colony Corp.	313,358
19,175	Medifast, Inc.*	586,372
		1,313,867
Energy - 3.0%
12,505	Dresser-Rand Group, Inc.*	395,283
Financials - 8.5%
	Allied World Assurance Co.
8,025	Holdings Ltd.	369,712
19,500	E-House China Holdings Ltd.
	ADR*	353,340
17,850	Forestar Group, Inc.*	392,343
		1,115,395
Healthcare - 20.0%
100,000	Continucare Corp.*	437,000
20,500	Cyberonics, Inc.*	419,020
20,735	Hi-Tech Pharmacal Co., Inc.*	581,617
15,600	Par Pharmaceutical Cos., Inc.*	422,136
21,485	Quidel Corp.*	296,063
8,700	SXC Health Solutions Corp.*	469,365
		2,625,201
Industrials - 12.3%
12,225	Bucyrus International, Inc.	689,123
43,285	GenCorp, Inc.*	302,995
5,740	Joy Global, Inc.	296,127
4,070	Valmont Industries, Inc.	319,291
		1,607,536
Information Technology - 17.7%
10,800	Aixtron AG ADR	361,800
7,160	BMC Software, Inc.*	287,116
11,747	Lender Processing Services, Inc.	477,633
12,850	Pegasystems, Inc.	436,900
6,605	Perfect World Co. Ltd. ADR*	260,501
47,800	SkillSoft plc ADR*	500,944
		2,324,894
Materials - 4.1%
10,710	Rock-Tenn Co. - Class A	539,891
Total Common Stocks
(Cost $11,342,011)		12,594,427
PREFERRED STOCK - 3.9%
Consumer Staples - 3.9%
4,970	Cia de Bebidas das Americas
	(Cost $367,614)	502,417
MONEY MARKET FUND - 3.8%
504,224	JPMorgan 100% U.S. Treasury
	Securities Money Market
	Fund
	(Cost $504,224)	504,224
Total Investments - 99.8%
(Cost $12,213,849)		13,098,651
Other Assets in Excess of Liabilities - 0.2%		27,517
Net Assets - 100.0%		$13,126,168
_________________________________________
* Non-Income producing.
ADR - American Depositary Receipt

See Notes to Financial Statements.

NAVELLIER PERFORMANCE FUNDS
PORTFOLIO OF INVESTMENTS
Fundamental ‘A’ Portfolio	December 31, 2009 (continued)

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted prices in active markets for identical securities	Level 2 Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
COMMON STOCKS
Consumer Discretionary	$2,169,943	$--	$--	$2,169,943
Consumer Staples	1,313,867	--	--	1,313,867
Energy	395,283	--	--	395,283
Financials	1,115,395	--	--	1,115,395
Healthcare	2,625,201	--	--	2,625,201
Industrials	1,607,536	--	--	1,607,536
Information Technology	2,324,894	--	--	2,324,894
Materials	539,891	--	--	539,891
Total Common Stocks	12,092,010	--	--	12,092,010

PREFERRED STOCK
Consumer Staples	502,417	--	--	502,417

MONEY MARKET FUND	504,224	--	--	504,224
Total	$13,098,651	$--	$--	$13,098,651

See Notes to Financial Statements.

NAVELLIER PERFORMANCE FUNDS
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

Fundamental ‘A’ Portfolio

ASSETS
Securities at Cost	$12,213,849
Securities at Value (Note 1)	$13,098,651
Investment Income Receivable (Note 1)	4,416
Receivable for Securities Sold	117,606
Receivable for Shares Sold	475
Receivable from Adviser	17,318
Other Assets	9,981
Total Assets	13,248,447

LIABILITIES
Administrative Fee Payable (Note 2)	2,778
Payable for Shares Redeemed	60,192
Distribution Fees Payable (Note 3)	21,010
Professional Fees	23,650
Other Liabilities	14,649
Total Liabilities	122,279

NET ASSETS	$13,126,168

NET ASSETS CONSIST OF:
Paid-in Capital	$20,623,663
Accumulated Net Realized Loss on Investments	(8,382,297)
Net Unrealized Appreciation of Investments	884,802

NET ASSETS	$13,126,168
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,499,067
Net asset value, offering and redemption price per share	$8.76

See Notes to Financial Statements.

NAVELLIER PERFORMANCE FUNDS
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2009

Fundamental ‘A’ Portfolio

INVESTMENT INCOME
Interest (Note 1)	$21
Dividends(A) (Note 1)	75,043
Total Investment Income	75,064

EXPENSES
Investment Advisory Fee (Note 2)	89,888
Distribution Plan Fees - (Note 3)	26,752
Administrative Fee (Note 2)	26,752
Trustees’ Fees	71,667
Accounting and Pricing Fees	70,000
Legal Expense	35,000
Custodian Fees	34,150
Printing Expense	33,210
Transfer Agent Fees	23,405
Audit Fees	19,400
Registration Fees	18,997
Compliance Fees	9,169
Pricing Expense	441
Other Expenses	11,983
Total Expenses	470,814
Less Expenses Reimbursed by Investment Adviser (Note 2)	(311,369)
Net Expenses	159,445

NET INVESTMENT LOSS	(84,381)

Net Realized Gain on Investments	824,101
Change in Net Unrealized Appreciation/Depreciation of Investments	3,007,864

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	3,831,965

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,747,584

(A) Net of foreign tax withholding of:	$15

See Notes to Financial Statements.

NAVELLIER PERFORMANCE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
December 31, 2009

	Fundamental ‘A’
	Portfolio
	For The	For The
	Year Ended	Year Ended
	December 31,	December 31,
	2009	2008

FROM INVESTMENT ACTIVITIES
Net Investment Loss	$(84,381)	$(125,770)
Net Realized Gain (Loss) on Investment Transactions	824,101	(8,054,491)
Change in Net Unrealized Appreciation/Depreciation of Investments	3,007,864	(3,128,223)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,747,584	(11,308,484)

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income	--	(25)
From Net Realized Gain	--	(5,566)
Decrease in Net Assets Resulting From Distributions to Shareholders	--	(5,591)

FROM SHARE TRANSACTIONS
Net Proceeds from Sales of Shares	5,782,846	3,276,951
Reinvested Distributions	--	4,680
Cost of Shares Redeemed*	(3,487,726)	(8,660,906)
Net Increase (Decrease) in Net Assets Resulting from Share Transactions	2,295,120	(5,379,275)
Total Increase (Decrease) in Net Assets	6,042,704	(16,693,350)
Net Assets - Beginning of Year	7,083,464	23,776,814
Net Assets - End of Year	$13,126,168	$7,083,464

SHARES
Sold	879,702	269,198
Reinvested	--	738
Redeemed	(467,010)	(776,510)
NET INCREASE (DECREASE) IN SHARES	412,692	(506,574)

* The cost of shares redeemed is net of the 2% redemption fee on Fund shares which have been held 60 days or less. For the year ended December 31, 2009, these fees were $7,216. For the year ended December 31, 2008, these fees were $14,164.

See Notes to Financial Statements.

NAVELLIER PERFORMANCE FUNDS
FINANCIAL HIGHLIGHTS (For a share of capital stock outstanding for each period)
Fundamental ‘A’ Portfolio	December 31, 2009

						For The
						Period Ended
	For The Years Ended December 31,					December 31,
	2009	2008		2007	2006	2005*

PER SHARE OPERATING PERFORMANCE:
Net Asset Value - Beginning of Period	$6.52	$14.93		$12.70	$11.85	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)	(0.06)	(0.12)		0.01	(0.07)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	2.29	(8.29)		2.72	0.88	1.83
Total from Investment Operations	2.23	(8.41)		2.73	0.81	1.84
Distributions to Shareholders:
From Net Investment Income	--	(0.00	)A	(0.01)	--	(0.01)
From Capital Gains	--	(0.01)		(0.50)	--	--
Total Distributions to Shareholders	--	(0.01)		(0.51)	--	(0.01)
Paid-in Capital from Redemption Fees	0.01	0.01		0.01	0.04	0.02
Net Increase (Decrease) in Net Asset Value	2.24	(8.41)		2.23	0.85	1.85
Net Asset Value - End of Period	$8.76	$6.52		$14.93	$12.70	$11.85

TOTAL INVESTMENT RETURN	34.36%	(56.29)%		21.55%	7.17%	18.65	%B

RATIOS TO AVERAGE NET ASSETS: (NOTE 2)
Expenses After ReimbursementD	1.49%	1.49%		1.49%	1.49%	1.48	%C
Expenses Before Reimbursement	4.40%	2.60%		2.45%	2.53%	17.66	%C
Net Investment Income (Loss) After Reimbursement	(0.79)%	(0.82)%		0.11%	(0.50)%	0.42	%C
Net Investment Loss Before Reimbursement	(3.70)%	(1.93)%		(0.85)	(1.54)%	(15.76	)%C

SUPPLEMENTARY DATA:
Portfolio Turnover Rate	257%	254%		323%	297%	219	%C
Net Assets at End of Period (in thousands)	$13,126	$7,083		$23,777	$18,311	$2,276
Number of Shares Outstanding at End of Period (in thousands)	1,499	1,086		1,593	1,442	192

ALess than $0.01.

BTotal returns for periods of less than one year are not annualized.

CAnnualized.

DNavellier’s voluntary waiver and reimbursement of a portion of the Portfolio’s administration and other operating expenses was 2.91% for the year ended December 31, 2009, resulting in Net Total Annual Portfolio Operating Expenses of 1.49%. Due to the decline in assets and the sharp decline in market values during the last quarter of 2008 the total operating expenses for the month of December 2008 were 8.31%.

There were $182,504 in waived reimbursements for 2007 for which the Adviser could seek reimbursement through 2010; there were $169,370 in waived reimbursements for 2008 for which the Adviser could seek reimbursement through 2011; and for the year ended December 31, 2009, there were $311,369 in waived reimbursements for which the Adviser could seek reimbursement through 2012. (See Note 2 in “Notes to Financial Statements”)

* From Commencement of Operations May 2, 2005.

See Notes to Financial Statements.

NAVELLIER PERFORMANCE FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 2009

1. Significant Accounting Policies

The Navellier Performance Funds (the “Fund”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, (the “Act”) as an open-end investment company that offers its shares in a no-load non-diversified portfolio. The Fund’s objective is to achieve long-term capital growth. The Fund is authorized to issue an unlimited number of shares of capital stock with no stated par value. The Fund currently consists of one portfolio, the Fundamental ‘A’ Portfolio (the “Portfolio”). The Portfolio is a non-diversified open-end management company portfolio.

The following is a summary of significant accounting policies that the Fund follows:

(a) Listed securities are valued at the last sales price of the New York Stock Exchange and other major exchanges. Over-the-Counter securities are valued at the last sales price. Foreign securities are valued using an independent pricing service. All other securities and assets are valued at their fair value as determined in good faith by the investment advisor subject to the approval of the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board of Trustees. Debt securities with maturities of 60 days or less are valued at amortized cost.

The Fund adopted “Fair Value Measurements.” Fair Value Measurements establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Under Fair Value Measurements, various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Portfolio has the ability to access.

•
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The aggregate value by input level, as of December 31, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included in the Fund’s Portfolio of Investments, which also includes a breakdown of the Fund’s investments by industry concentration.

(b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gain and loss from security transactions are computed on an identified cost basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

NAVELLIER PERFORMANCE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

(c) Dividends from net investment income, if any, are declared and paid annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Net capital gains, if any, are distributed annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

(d) The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and Other Transactions with Affiliates

Investment advisory services are provided by Navellier & Associates, Inc., (the “Adviser”) which employs the same investment advisory personnel, analysts and staff that it provided to Navellier Management Inc., the predecessor investment advisor. Under an agreement with the Adviser, the Fund pays a fee at the annual rate of 0.84% of assets under management. The Adviser also receives an annual fee equal to 0.25% of average daily net assets of the Fund in connection with the rendering of services under the administrative services agreement and is reimbursed by the Fund for operating expenses incurred on behalf of the Fund. In arriving at, and approving, this advisory fee, the Trustees considered among other factors, the capability of the advisor, the reasonableness of the fee, the cost of providing these investment advisory services, the nature of the services provided, a comparison of fees paid to other advisors by other mutual funds for similar types of services, client relationships received by the advisor, the desirability of a different investment advisor and the advisor’s willingness to limit reimbursement for payment of expenses it advanced for the Fund. Louis Navellier, an officer of the Fund is also an officer and director of the Adviser.

For the year ended December 31, 2009, the Adviser agreed, as it did last year, to limit the total operating expenses of the Portfolio to 1.49% of average annual net assets. In order to maintain this expense limitation, the Adviser has paid and has conditionally waived, i.e., not yet sought reimbursement for certain operating expenses on a net basis of the Fund resulting in $311,369 of conditionally waived expenses, i.e., a waiver of 2.91%, for the year ended December 31, 2009.

The Investment Adviser has also agreed to future partial limits of expense reimbursement in future fiscal years so that the Net Total Annual Portfolio Operating Expenses after limit of expense reimbursement for any such fiscal year does not exceed 1.49% for the portfolio. The limit on reimbursement of expenses by the Investment Adviser is voluntary and may be withdrawn from year to year. If the Investment Adviser does not seek reimbursement within three (3) years of advancing expenses, then reimbursement for that year is forever waived. If reimbursement is made, it must be approved by the Board of Trustees of the Fund. The Adviser can seek reimbursement of such waived expenses at any time up to December 31, 2012.

As of December 31, 2009, the Fund had the following amounts (and year of expiration) subject to repayment to the Adviser:

	Repayment
Fees Waived	Expires	Balance
2007	2010	$182,504
2008	2011	169,370
2009	2012	311,369
		$663,243

NAVELLIER PERFORMANCE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

During the year ended December 31, 2009, $195,695 of fees waived in 2006 subject to repayment to the Adviser expired and were not repaid to the Adviser.

3. Distribution Plan

Effective December 1, 2009, BHIL Distributors, Inc. (the “Distributor”) acts as the Fund’s Distributor. The Distributor, which is the principal underwriter of the Fund’s shares, renders its services to the Fund pursuant to a distribution agreement. Prior to December 1, 2009, IFS Fund Distributors, Inc. acted as Distributor.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act, whereby it reimburses the Distributor or others in an amount not to exceed 0.25% per annum of the average daily net assets of the Fund, for expenses incurred in the promotion and distribution of shares of the Fund. These expenses include, but are not limited to, the printing of prospectuses, statements of additional information, and reports used for sales purposes, expenses of preparation of sales literature and related expenses (including Distributor personnel), advertisements and other distribution-related expenses, including a prorated portion of the Distributor’s overhead expenses attributable to the distribution of shares. Such payments are made monthly. The 12b-1 fee includes, in addition to promotional activities, the amount the Fund may pay to the Distributor or others as a service fee to reimburse such parties for personal services provided to shareholders of the Fund and/or the maintenance of shareholder accounts. Such Rule 12b-1 fees are made pursuant to the Plan and distribution agreements entered into between such service providers and the Distributor or the Fund directly.

4. Securities Transactions

During the year ended December 31, 2009, the cost of purchases and proceeds from sales (including maturities) of securities (excluding short-term investments and government securities) amounted to $27,828,725 and $26,164,386, respectively.

5. Federal Income Taxes

The Fund intends to continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

The tax character of distributions paid for the years ended December 31, 2009 and 2008 was as follows:

	2009		2008
	Ordinary	Long-term	Ordinary	Long-term
	Income	Capital Gains	Income	Capital Gains
Fundamental ‘A’	$--	$--	$25	$5,566

NAVELLIER PERFORMANCE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

The following information is computed on a tax basis for each item for the year ended December 31, 2009:

Fundamental ‘A’
Gross Unrealized Appreciation	$1,328,980
Gross Unrealized Depreciation	(445,604)
Net Unrealized Appreciation	883,376
Capital Loss Carryforward	(8,365,422)
Post-October Losses*	(15,449)
Total Accumulated Deficit	$(7,497,495)
Federal Income Tax Cost**	$12,215,275

* Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.
** The difference between the federal income tax cost of portfolio investments and the acquisition cost is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America.

As of December 31, 2009, the Fund has the following capital loss carryforwards:

		Expiration
	Amount	Date
Fundamental ‘A’	$6,809,849	2016
	1,555,573	2017
	$8,365,422

Reclassification of capital accounts - As of December 31, 2009, the Fund made reclassifications of net investment loss on the Statement of Assets and Liabilities as follows:

	Undistributed
	Net
	Investment	Capital	Paid-in
	Income	Gains	Capital
Fundamental ‘A’	$84,381	$--	$(84,381)

The above reclassifications have no effect on the Fund’s net assets or net asset value per share.

The Fund has analyzed its tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2006 through 2009) and have concluded that no provision for income tax is required in their financial statements.

6. Commitments and Contingencies

In the normal course of business, the Fund has entered into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NAVELLIER PERFORMANCE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

7. Subsequent Events

The Fund evaluated subsequent events from December 31, 2009, the date of these financial statements, through February 25, 2010, the date these financial statements were issued and available. There were no subsequent events to report that would have a material impact on the Fund’s financial statements.

8. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact it will have on its financial statement disclosures.

NAVELLIER PERFORMANCE FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Navellier Performance Funds
Reno, Nevada

We have audited the accompanying statement of assets and liabilities of Fundamental ‘A’ Portfolio, a series of shares of beneficial interest in Navellier Performance Funds, including the portfolio of investments as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period May 2, 2005 (Commencement of Operations) to December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on those financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fundamental ‘A’ Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 25, 2010

NAVELLIER PERFORMANCE FUNDS

SCHEDULE OF SHAREHOLDER EXPENSES
December 31, 2009 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 through December 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended December 31, 2009” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Net Expense Ratio Annualized December 31, 2009	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Six Months Ended December 31, 2009*
FUNDAMENTAL ‘A’ PORTFOLIO
Actual	1.49%	$1,000.00	$1,200.00	$8.26
Hypothetical	1.49%	$1,000.00	$1,017.70	$7.57

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 (or 366)] (to reflect the one-half year period).

NAVELLIER PERFORMANCE FUNDS

CONSIDERATIONS IN APPROVING THE RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT

At a meeting held on December 15, 2009, the Board of Trustees (the “Board”) of The Navellier Performance Funds (the “Fund”), approved for the coming year, the investment advisory agreement between the Fund and Navellier and Associates, Inc. (“Investment Adviser”) with respect to the Navellier Fundamental ‘A’ Portfolio (a “Portfolio”). In approving the continuation of the Advisory Agreement with respect to the Portfolio, the Investment Adviser furnished information necessary for a majority of the Independent Trustees to make the determination that the entry into and continuance of the Advisory Agreement is in the interests of each of the Portfolio and its shareholders. The information provided to the Board included: (1) industry data comparing advisory fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the Investment Adviser’s revenues and costs of providing services to the Funds; and (4) information about the Investment Adviser’s personnel. In approving the Portfolio’s Advisory Agreement, the Board considered the following: (1) the nature, extent and quality of services provided to the Portfolio including the personnel providing services; (2) the Investment Adviser’s compensation and profitability; (3) comparison of fees and performance with other advisers; (4) economies of scale; (5) the Investment Adviser’s past and future willingness and agreement to conditionally waive reimbursement and cap expenses; (6) the investors’ choice and desire for the Investment Adviser’s particular investment expertise and investment style; and (7) the terms of the Advisory Agreement. The Board’s analysis of these factors is described in detail below.

Nature, Extent and Quality of Investment Adviser Services

The Board considered the level and depth of knowledge of the Investment Adviser, including the professional experience and qualifications of personnel. In evaluating the quality of services provided by the Investment Adviser, the Board took into account its familiarity with the Investment Adviser’s senior management through Board meetings, discussions and reports during the preceding year. The Board took into account the Investment Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results. The Board also took into account the Investment Adviser’s compliance policies and procedures. The quality of administrative and other services, including the Investment Adviser’s role in coordinating the activities of the Portfolio’s other service providers, was also considered. The Board also considered the Investment Adviser’s relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest. The Trustees concluded that they were satisfied with the nature, extent and quality of services to be continued to be provided to the Portfolio under the Advisory Agreement.

Investment Adviser’s Compensation and Profitability

The Board reviewed and discussed financial information provided by the Investment Adviser. The Board determined that the Investment Adviser is solvent and sufficiently well capitalized to perform the ongoing responsibilities to the Fund and to satisfy its obligations under the Investment Company Act of 1940 and the advisory agreement. The Board noted that the Investment Adviser has agreed to conditionally waive advisory fees and reimburse expenses for the Portfolio indicated below. The Trustees also noted that the Investment Adviser derives reputational and other benefits from its association with the Portfolio. The Trustees recognized that the Investment Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Portfolio and the entrepreneurial risk that it assumes as Investment Adviser. Based upon their review, the Trustees concluded that the Investment Adviser’s level of profitability, if any, from its relationship with the Portfolio was reasonable and not excessive.

Expenses and Performance

The Board compared the advisory fees and total expense ratios for the Portfolio with various comparative data, including the industry median and average advisory fees and expense ratios in the Portfolio’s respective peer group. The Board also considered the Portfolio’s performance results during the three months, nine-months, 12-months, 3-years annualized and 5-years annualized ended October 31, 2009 and noted that the Board reviews on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board also considered the effect of the Portfolio’s growth and size on its performance and expenses. The Board further noted that the Investment Adviser’s predecessor, Navellier Management Inc., which consisted of the same personnel, has waived advisory fees and/or reimbursed expenses for the Portfolio noted below as necessary to reduce their operating expenses to targeted levels. In reviewing the expense ratios and performance of the Portfolio, the Board also took into account the nature, extent and quality of the services provided by the Investment Adviser, its predecessor and affiliates. The Trustees considered, among other data, the specific factors and related conclusions set forth below with respect to the Portfolio:

NAVELLIER PERFORMANCE FUNDS

CONSIDERATIONS IN APPROVING THE RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT (Continued)

Navellier Fundamental ‘A’ Portfolio

The Portfolio’s advisory fee and total expense ratio were considered reasonable when compared to those of its peer group. The Portfolio’s performance by the same personnel of the Investment Adviser as of its predecessor was reviewed for short term and longer term periods. The performance was compared to performance of similar funds in its peer group, as identified by Morningstar. In light of the historic stock market difficulties and the Investment Adviser’s long-term record and investment style, the Board found the performance to be satisfactory. The Board took into account management’s discussion of the Portfolio’s performance and the quality of the Investment Adviser’s predecessor’s performance. Based upon their review, the Trustees concluded that the advisory fee was reasonable in light of the high quality of services received by the Portfolio and the other factors considered. The Board noted that the Investment Adviser has agreed to voluntarily reimburse the Portfolio for a portion of the Portfolio’s administration and other operating expenses.

Economies of Scale

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board discussed the current level of asset growth of the Portfolio and acknowledged the willingness of the Investment Adviser to continue to reimburse the Portfolio until a certain expense ratio is reached. The Trustees also noted that if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain other expenses.

Conclusion

In considering entering into these Advisory Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Board reached the following conclusions regarding the Fund’s Advisory Agreement with the Investment Adviser, among others: (a) the Investment Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (b) the Investment Adviser maintains an appropriate compliance program; (c) the performance of the Portfolio by the same personnel is reasonable and satisfactory in relation to the performance of portfolios with similar investment objectives and to relevant indices and (d) the Portfolio’s advisory expenses are reasonable in relation to those of similar portfolios and to the services to be provided by the Investment Adviser. After full consideration of the above factors, the Trustees, including all of the Independent Trustees, concluded that the current Advisory Agreement for the Portfolio was in the best interest of the Fund and its shareholders.

NAVELLIER PERFORMANCE FUNDS

OTHER ITEMS

December 31, 2009 (unaudited)

Proxy Voting Guidelines

Navellier is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that Navellier uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge upon request by calling toll free 1-800-887-8671. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Portfolio Disclosure

The Trust files a complete listing of portfolio holdings for each Portfolio as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling toll free 1-800-622-1386. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

NAVELLIER PERFORMANCE FUNDS

SUPPLEMENTAL INFORMATION

December 31, 2009 (unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request by calling (800) 887-8671.

Name Age Address Position with Trust	Term of Office and Tenure	No. of Funds in Complex Overseen	Principal Occupation(s) during past 5 years	Other Trusteeships/ Directorships by Trustee
Louis Navellier 52 One East Liberty Third Floor Reno, NV 89501 President	President since May 10, 1993	1
Mr. Navellier is and has been the CEO and Chief Investment
Officer of Navellier & Associates, Inc., an investment management company since 1988; CEO and President of Navellier Management,
Inc., an investment management company since May 10, 1993;
CEO and President of Navellier International Management, Inc., an
investment management company, since May 10, 1993; CEO and
President of Navellier Securities Corp., since May 10, 1993; CEO and President of Navellier Fund Management, Inc., an investment management company, since November 30, 1995; and has been
editor of the Emerging Growth newsletter (formerly MPT Review)
from August 1987 to the present and was publisher and editor of the predecessor investment advisory newsletter OTC Insight, which he began in 1980 and wrote through July 1987. Mr. Navellier is also the editor of the Blue Chip Growth, Quantum Growth and Global
Growth newsletters.
				None
Arnold Langsen* 90 c/o Navellier Funds One East Liberty Third Floor Reno, NV 89501 Trustee	Trustee since 1995	1
Professor Langsen is currently retired. He was Professor Emeritus of
Financial Economics, School of Business, California State
University at Harvard (1973-1992); Visiting Professor, Financial
Economics, University of California at Berkeley (1984-1987).
				None
Barry Sander 61 c/o Navellier Funds One East Liberty Third Floor Reno, NV 89501 Trustee	Trustee since 1995	1	Currently retired as of December 1, 1998, formerly he was the President and CEO of Ursa Major, Inc., a stencil manufacturing firm, and had been for the past nine years.	None
Joel Rossman 60 c/o Navellier Funds One East Liberty Third Floor Reno, NV 89501 Trustee	Trustee since 1995	1
Currently CEO of Joel Rossman Enterprises, Inc.; retired from
March 15, 1998 through July 2001. Formerly he was President and
CEO of Personal Stamp Exchange, Inc., a manufacturer, designer and distributor of rubber stamp products. He had been President and
CEO of Personal Stamp Exchange for the preceding 10 years.
				None
Jacques Delacroix 67 c/o Navellier Funds One East Liberty Third Floor Reno, NV 89501 Trustee	Trustee since 1995	1	Currently retired, formerly Professor of Business Administration, Leavy School of Business, Santa Clara University (1983-2006).	None
Arjen Kuyper 53 One East Liberty Third Floor Reno, NV 89501 Treasurer	Treasurer since 1995	1
Mr. Kuyper is COO and President of Navellier & Associates, Inc.
and has been since September 1, 1998. Prior to that he was
Operations Manager for Navellier & Associates, Inc. since 1992 and
Operations Manager for Navellier Management, Inc. and for
Navellier Securities Corp., since 1993.
				None

* This person, although technically not an interested person affiliated with the Investment Adviser, is deemed to be and is treated as an interested person because he does own a company which provides consulting services to Navellier & Associates, Inc., a company owned by Louis Navellier.

TRANSFER AGENT	DISTRIBUTOR	INVESTMENT ADVISER
JPMorgan Chase Bank, N.A.	BHIL Distributors, Inc.	Navellier & Associates, Inc.
P.O. Box 5354	4041 N. High Street, Suite 402	One East Liberty, Third Floor
Cincinnati, Ohio 45201	Columbus, Ohio 43214	Reno, Nevada 89501
800-622-1386 E.S.T.		800-887-8671 P. S.T.

Item 2. Codes of Ethics

(a), (b) Registrant, The Navellier Performance Funds, has a Code of Ethics. Navellier & Associates, Inc., the Registrant’s current Investment Advisor, also has a Code of Ethics. Both of those Codes of Ethics apply to The Navellier Performance Funds’ principal executive officer and principal financial officer, Louis G. Navellier, and to The Navellier Performance Funds’ principal accounting officer and comptroller, Arjen Kuyper, or to persons performing similar functions for The Navellier Performance Funds.

(c), (d) There have been no material amendments to those Codes of Ethics during the last fiscal year.

(e) N/A. See subparagraphs (c) and (d) above.

(f) (3) The Navellier Performance Funds undertakes and agrees to provide to any person, without charge, upon request, a copy of such Codes of Ethics upon receiving a written or electronic request which provides a name and address or location to which the person requests that copies of the codes of ethics be sent.

Item 3. Audit Committee Financial Expert

(a)(1)(i) The Navellier Performance Funds has at least one audit committee financial expert serving on its audit committee.

(a)(2) That person is Arnold Langsen and he is an independent audit committee financial expert. Mr. Langsen was professor of financial economics at California State University at Hayward from 1979 — 1992 and has substantial experience teaching, reviewing and assessing companies’ financial statements. The audit committee also has an interested audit committee financial expert who is Louis Navellier. Mr. Navellier has been giving investment advice for over 20 years based in part on the review and assessment of companies’ financial statements and has since 1994 reviewed and assessed the financial statements for the mutual funds he manages.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed to The Navellier Performance Funds for each of the last two fiscal years for the audit of The Navellier Performance Funds annual financial statements and services normally provided by an accountant in connection with statutory and regulatory filings were as follows: The aggregate fees for fiscal 2009 were $19,400.00 The aggregate fees for audit services for fiscal 2008 were $57,900.00.

(b) Audit Related Fees. There were no fees billed for each of the last two fiscal years for assurance and related services by the principal accountant related to audits not reported under subparagraph (a) above for 2008 or for 2009.

(c) Tax Fees. The aggregate fees billed by The Navellier Performance Funds’ principal accountant for tax compliance, tax advice or tax planning for 2009 were $0 and for 2008 were $0.

(d) All Other Fees. There were no other fees billed by The Navellier Performance Funds’ principal accountant for other services for 2008 or 2009.

(e)(1) The audit committee’s pre-approval policies and procedures were as follows: The audit committee (consisting of the entire Board of Trustees) approves the hiring of the accountant or accounting firm to perform the registrant’s audit and or non audit services pursuant to procedures and policies pre-approved by the audit committee which call for the accounting firm to perform the audit or non audit services in conformance with federal securities laws and regulations.

If there are any non audit services which the accountant or accounting firm perform for the registrant’s investment advisor or its related entities, the audit committee also pre-approves those services if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) N/A

(f) N/A

(g) $9,000 for 2005
$ 6,000 for 2006
$0 for 2007
$0 for 2008
$0 for 2009

(h) See Item 4, paragraph (e)(1).

Item 5. Audit Committee of Listed Registrants

The Audit Committee is not a separately designated standing committee. It consists of all members of the Board of Trustees, (i.e., Barry Sander, Joel E. Rossman, Arnold Langsen and Jacques Delacroix.) and Louis G. Navellier.

Item 6. Reserved (See Item 1)

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

N/A

Item 8. Portfolio Management of Closed — End Management Investment Companies

N/A

Item 9. Purchases of Equity Securities By Closed — End Management Investment Company and Affiliated Purchases

N/A

Item 10. Submission of Matters to a Vote of Security Holders

There were no changes to Procedures for recommending nominees to the Board of Trustees.

Item 11. Controls and Procedures

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recently ended fiscal year-end that have materially affected, or are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) N/A The Codes of Ethics are available on request.

(a)(2) A separate Certification by Louis Navellier is attached hereto as Exhibit 1. A separate Certification by Arjen Kuyper is attached hereto as Exhibit 2.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE NAVELLIER PERFORMANCE FUNDS
Date: March 9, 2010	By	/s/ Louis G. Navellier
Louis G. Navellier
Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE NAVELLIER PERFORMANCE FUNDS
Date: March 9, 2010	By	/s/ Louis G. Navellier
Louis G. Navellier
Principal Executive Officer

THE NAVELLIER PERFORMANCE FUNDS
Date: March 9, 2010	By	/s Arjen Kuyper
Arjen Kuyper
Principal Financial Officer